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                                                                   EXHIBIT 23(A)

INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in Registration Statement No. 333-92651 of Sierra Pacific Resources on Form S-8, Registration Statement No. 333-80149 of Sierra Pacific Resources on Form S-3 and Registration Statement No. 333-77523 of Sierra Pacific Resources on Form S-3 of our reports dated March 21, 2000, appearing in the Annual Report on Form 10-K of Sierra Pacific Resources for the year ended December 31, 1999.


DELOITTE & TOUCHE LLC
Reno, Nevada
March 24, 2000

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